Pruco Life Insurance Company of New Jersey	Thomas C. Castano
Vice President and Corporate Counsel
Law Department

Pruco Life Insurance Company

of New Jersey

213 Washington Street
Newark, NJ 07102-2992
(973) 802-4708 fax: (973) 802-9560

March 11, 2008

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D. C. 20549

Re:	Pruco Life of New Jersey Variable Appreciable Account (File No. 811-3974)

Dear Commissioners:

On behalf of Pruco Life Insurance Company of New Jersey and the Pruco Life of New Jersey Variable Appreciable Account (the “Account”), we hereby submit, pursuant to Rule 30b2-1 under the Investment Company Act of 1940 (the “Act”), that the Account’s annual report for the period ending December 31, 2007 has been transmitted to contract owners in accordance with Rule 30e-2 under the Act.

We incorporate by reference the following annual reports for the underlying funds:

1.	Filer/Entity:	AIM Variable Insurance Funds
Registration No.:	811-07452
CIK No.:	0000896435
Accession No.:	0000950129-08-001416
Date of Filing:	03/03/08

2.	Filer/Entity:	American Century Variable Portfolios, Inc.
Registration No.:	811-05188
CIK No.:	0000814680
Accession No.:	0000814680-08-000002
Date of Filing:	02/22/08

3.	Filer/Entity:	American Skandia Trust
Registration No.:	811-05186
CIK No.:	0000814679
Accession No.:	0001209286-08-000095
Date of Filing:	03/07/08

4.	Filer/Entity:	Dreyfus Investment Portfolios
Registration No.:	811-08673
CIK No.:	00001056707
Accession No.:	0001056707-08-000001
Date of Filing:	02/15/08

5.	Filer/Entity:	Dreyfus Variable Investment Fund
Registration No.:	811-05125
CIK No.:	0000813383
Accession No.:	0000813383-08-000001
Date of Filing:	02/21/08

6.	Filer/Entity:	Franklin Templeton Variable Insurance Products Trust
Registration No.:	811-05583
CIK No.:	0000837274
Accession No.:	0001193125-08-042972
Date of Filing:	02/29/08

7.	Filer/Entity:	Goldman Sachs Variable Insurance Trust
Registration No.:	811-08361
CIK No.:	00001046292
Accession No.:	0000950123-08-002197
Date of Filing:	02/27/08

8.	Filer/Entity:	Janus Aspen Series
Registration No.:	811-07736
CIK No.:	0000906185
Accession No.:	0001104659-08-013800
Date of Filing:	02/28/08

9.	Filer/Entity:	M Fund Inc.
Registration No.:	811-09082
CIK No.:	0000948258
Accession No.:	0001104659-08-016197
Date of Filing:	03/07/08

10.	Filer/Entity:	MFS Variable Insurance Trust
Registration No.:	811-08326
CIK No.:	0000918571
Accession No.:	0000950156-08-051481
Date of Filing:	03/10/08

11.	Filer/Entity:	Oppenheimer Variable Account Funds
Registration No.:	811-04108
CIK No.:	0000752737
Accession No.:	0000935069-08-000358
Date of Filing:	02/22/08

12.	Filer/Entity:	ProFunds VP
Registration No.:	811-08239
CIK No.:	0001039803
Accession No.:	0001209286-08-000096
Date of Filing:	03/07/08

13.	Filer/Entity:	T. Rowe Price International Series, Inc.
Registration No.:	811-07145
CIK No.:	0000918292
Accession No.:	0000918292-08-000002
Date of Filing:	02/25/08

14.	Filer/Entity:	The Prudential Series Fund, Inc.
Registration No.:	811-03623
CIK No.:	0000711175
Accession No.:	0001193125-08-050345
Date of Filing:	03/07/08

If you have any questions regarding this filing, please contact me at (973) 802-4708.

Sincerely,

/s/____________
Thomas C. Castano

VIA EDGAR